UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Soliciting Material under § 240.14a-12

SMART GLOBAL HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 13, 2020 SMART GLOBAL HOLDINGS, INC. SMART GLOBAL HOLDINGS, INC. C/O SMART MODULAR TECHNOLOGIES, INC. 39870 EUREKA DRIVE NEWARK, CA 945604809 Meeting Information Meeting Type: Annual Meeting For holders as of: November 29, 2019 Date: February 13, 2020 Time: 10:00 AM PST Location: Double Tree Hotel 39900 Balentine Drive You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement 2. 10K Wrap How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or EMAIL Copy: If you want to receive a paper or email copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 18005791639 3) BY EMAIL*: sendmaterial@proxyvote.com * If requesting materials by email, please send a blank email with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this email address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 28, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods 18 . 1 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession 0 . . R1 of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. 2 _ Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the 0000433918 box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items The Board of Directors recommends you vote FOR the following: 1. Election of Class III Directors Nominees 1a. Kenneth Hao 1b. Bryan Ingram 1c. Paul Mercadante The Board of Directors recommends you vote FOR the following proposals: 2. Ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm for SMART Global Holdings, Inc. for the current fiscal year. 3. Approval, by a non binding advisory vote, of the compensation of the Named Executive Officers of SMART Global Holdings, Inc. as disclosed in the proxy statement for our 2020 Annual Meeting of Shareholders. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 0000433918_3 R1.0.1.18